 _____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                       HARRIS TRUST COMPANY OF CALIFORNIA
              (Exact name of trustee as specified in its charter)

    California                                             94-0304530
(State of incorporation                                    (I.R.S. employer
if not a national bank)                                    Identification No.)

                     601 South Figueroa Street, 49th Floor
                         Los Angeles, California  90017
                    (Address of principal executive offices)

              Esther Cervantes, Harris Trust Company of California
                     601 South Figueroa Street, 49th Floor
                         Los Angeles, California 90017
                                 (213) 239-0675
           (Name, address and telephone number for agent for service)

                             --------------------

                            FIRSTFED FINANCIAL CORP.
              (Exact name of obligor as specified in its charter)

    Delaware                                               95-4087749
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification No.)

                             401 Wilshire Boulevard
                         Santa Monica, California 90401
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (310) 319-6000

                                     NOTES

                      (Title of the indenture securities)





                                    GENERAL

Item 1.      General Information.

    Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

                     State Banking Department
                     111 Pine Street
                     Suite 1100
                     San Francisco, California 94104


    (b)      Whether it is authorized to exercise corporate trust powers.

             Yes.


Item 2.      Affiliations with Obligor.

             If the obligor is an affiliate of the Trustee, describe each affiliation.

             None.

Item 16.     List of Exhibits.

    Exhibit T-1A.    A copy of the articles of association of Trustee as
                     presently in effect: Restated Articles of Incorporation and Amendment of February 9, 1994

    Exhibit T-1B.    A copy of the certificate of authority of the Trustee to
                     commence business, if not contained in the articles of association: Certificate of Authority to commence business.

                     Exhibit T-1B is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1B.

    Exhibit T-1C.    A copy of the authorization of the Trustee to exercise
                     corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) and
                     (2) above.

                     Exhibit T-1C is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1C.

    Exhibit T-1D.    Copy of the existing bylaws of the Trustee or instruments
                     corresponding thereto: By-Laws of Harris Trust Company of California as of March 30, 1988, as presently in effect.

                     Exhibit T-1D is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1D.

    Exhibit T-1E.    A copy of each indenture referred to in Item 4, if obligor is in default.

                     Not Applicable.

    Exhibit T-1F.    The consents of United States institutional trustees
                     required by Section 321 of the Act.

                     Exhibit T-1F is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1F.

    Exhibit T-1G.    A copy of the latest report of condition of the Trustee
                     published pursuant to law or the requirement of its supervising or examining authority: Statement of Condition as published in the Daily Journal and provided to the Administrator of Local Agency Security for the period ending June 30, 1994.

    Exhibit T-1H.    A copy of any order pursuant to which the foreign trustee
                     is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

                     Not Applicable.

    Exhibit T-1I.    Foreign trustees are required to file a consent to service of process on Forms F-X.

                     Not Applicable.

                                   SIGNATURES


                     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to the signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on August 30, 1994.


                                               HARRIS TRUST COMPANY OF
                                               CALIFORNIA




                                        By /s/   ESTHER CERVANTES
                                           ------------------------------------
                                                 Esther Cervantes
                                             Assistant Vice President

                                                                    EXHIBIT T-1A

                    CERTIFICATE OF AMENDMENT AND RESTATEMENT

                     RESTATED ARTICLES OF INCORPORATION OF
                       HARRIS TRUST COMPANY OF CALIFORNIA

Steven R. Rothbloom and Blanche O. Hurt certify:

1. That they are the President and Secretary, respectively, of Harris Trust Company of California, a California corporation.

2. That at a special meeting of the board of directors of the corporation duly held by conference telephone on October 28, 1993, the board duly approved and adopted amendments to the Articles of Incorporation. The Articles of Incorporation of this corporation are amended and restated in full to read as follows:

      FIRST:    The name of this corporation is:
                Harris Trust Company of California

      SECOND:   The purpose of this corporation is to engage in trust business and any other lawful activities which are not, by applicable laws or regulations, prohibited to a trust company.

      THIRD:    This corporation is authorized to issue only one class of shares of stock which shall be designated "common" stock. The total number of shares which the corporation is authorized to issue is 25,000.
                The common shares of this corporation shall be subject to assessment by the
                Board of Directors upon order of the Superintendent of Banks of the State of
                California for the purpose of restoring an impairment or reduction of capital in the manner and to the extent provided by the Financial Code of the State of California.

      FOURTH:   This corporation elects to be governed by

                (a)  all of the provisions of the General Corporation Law of California not otherwise applicable to it under Chapter 23 thereof, and

                (b)  all of the provisions of the Revised Banking Law effective January 1,
                     1979 not otherwise applicable to it under Chapter 1.5
                     thereof, to the extent applicable to trust companies.

3. The foregoing amendment and restatement of the Articles of Incorporation have been duly adopted and approved by written consent of the sole shareholder.

In witness whereof, the undersigned have executed this Certificate of Amendment on October 28, 1993.

                                          /s/  STEVEN R. ROTHBLOOM
                                          --------------------------------------
                                               Steven R. Rothbloom, President

                                          /s/  BLANCHE O. HURT
                                          --------------------------------------
                                               Blanche O. Hurt, Secretary
                                               AFFIDAVIT

     I, Steven R. Rothbloom, being duly sworn, do hereby swear under penalty of perjury and affirm that the information set forth in the certificate above is true and accurate of my own personal knowledge.

FURTHER AFFIANT SAYETH NOT.

                                          /s/  STEVEN R. ROTHBLOOM
                                          --------------------------------------

SUBSCRIBED AND SWORN TO
before me this 4th day of
February, 1994
at Chicago, Illinois

/s/  KIMBERLY LANGE
- ------------------------------------------------------
     Notary Public
     My commission expires:
- ------------------------------
        OFFICIAL SEAL
        KIMBERLY LANGE
   NOTARY PUBLIC, STATE OF
           ILLINOIS
MY COMMISSION EXPIRES 12-14-97
- ------------------------------

                                   AFFIDAVIT

     I, Blanche O. Hurt, being duly sworn, do hereby swear under penalty of perjury and affirm that the information set forth in the certificate above is true and accurate of my own personal knowledge.

FURTHER AFFIANT SAYETH NOT.

                                          /s/  BLANCHE O. HURT
                                          --------------------------------------

SUBSCRIBED AND SWORN TO
before me this 4th day of
February, 1994
at Chicago, Illinois

/s/  KIMBERLY LANGE
- ------------------------------------------------------
     Notary Public
     My commission expires:
- ------------------------------
        OFFICIAL SEAL
        KIMBERLY LANGE
   NOTARY PUBLIC, STATE OF
           ILLINOIS
MY COMMISSION EXPIRES 12-14-97
- ------------------------------

                                                                    EXHIBIT T-IG

FORM 502P--REVISED JUNE 1982

TRUST COMPANY

                                PUBLISHER'S COPY

Consolidated Report of Condition             Harris Trust Company of California               "
  of "
                                  ---------------------------------------------------------
                                                        (Legal Title)
Located at       Los Angeles         Los Angeles     California     90017
            --------------------------------------------------------------------
                   (City)              (County)        (State)      (Zip)
as of close of business on          June 30         , 1994     Bank No.        642
                            -----------------------                      ----------------

                                                                               DOLLAR AMOUNTS
                                    ASSETS                                      IN THOUSANDS
                                                                            ---------------------
  1. Cash and due from banks..............................................                 2    1
  2. U.S. Treasury securities.............................................           6   188    2
  3. Obligations of other U.S. Government agencies and corporations.......                      3
  4. Obligations of States and political subdivisions.....................                      4
  5. Other securities (including $0 corporate stocks).....................               500    5
  6. (a) Loans............................................................                      6a
     (b) Less: Reserve for possible loan losses...........................                      6b
     (c) Loans (Net)......................................................                      6c
  7. Bank premises, furniture and fixtures and other assets representing                 280    7
     bank premises (including $0 capital leases)..........................
  8. Real estate owned other than bank premises...........................                      8
  9. Investments in subsidiaries net consolidated.........................                      9
 10. Other assets (including $638 intangibles)............................           1   183   10
 11. TOTAL ASSETS.........................................................           8   153   11
                                  LIABILITIES
 12. Liabilities for borrowed money.......................................                     12
 13. Mortgage indebtedness (including $     capital leases)...............                     13
 14. Other liabilities....................................................               570   14
 15. TOTAL LIABILITIES....................................................               570   15
 16. Capital notes and debentures.........................................                     16
                              SHAREHOLDERS EQUITY
 17. Preferred stock--
     (Number shares outstanding        )...................  Amount $        xxx   xxx   xxx   17
 18. Common stock--
     (Number shares authorized         )
     (Number shares outstanding        )...................  Amount $ 2,500  xxx   xxx   xxx   18
 19. Surplus...............................................  Amount $ 2,500  xxx   xxx   xxx   19
 20. TOTAL CONTRIBUTED CAPITAL............................................           5   000   20
 21. Related earnings and other capital revenues..........................           2   583   21
 22. TOTAL CAPITAL ACCOUNTS...............................................           7   583   22
 23. TOTAL LIABILITIES, AND CAPITAL ACCOUNTS..............................           8   153   23
                                   MEMORANDA
  1. Assets deposited with State Treasurer to qualify for exercise of                    255    1
     fiduciary powers (market value)......................................
The undersigned,       M. Valoise Douglas, VP, GM       and     Steven Rothbloom, Pres., Chrmn.
                  -------------------------------------      -------------------------------------
                            (Name and Title)                           (Name and Title)

of the above-named trust company, each declares, for himself alone and not for the other; I have personal knowledge of the matters contained in this report and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on            July 26, 1994             of             Los Angeles               , California.
             ----------------------------------      ----------------------------------
                           (Date)                                  (City)
                    /s/  M. VALOISE DOUGLAS                    /s/  STEVEN ROTHBLOOM
            ---------------------------------------   ---------------------------------------
                          (Signature)                               (Signature)